EXHIBIT 10.53

SECOND AMENDMENT to INDEMNIFICATION TRUST AGREEMENT, effective as of January 27, 2002 (“Second Amendment”), by and among J. C. Penney Company, Inc., a Delaware corporation, J. C. Penney Corporation, Inc., a Delaware corporation (herein collectively called the “Company”), and JPMorgan Chase Bank (a successor to Chemical Bank) a bank organized and existing under the laws of the State of New York, as trustee (“Trustee”).

J. C. Penney Corporation, Inc. (formerly known as J. C. Penney Company, Inc.) and Trustee have heretofore executed an Indemnification Trust Agreement, dated as of July 30, 1986, as amended March 30, 1987 (“Trust Agreement”), for the benefit of the Indemnitees (as defined on page 1 of the Trust Agreement). Upon the approval of the Representatives (as defined in Section 4(a) of the Trust Agreement), the Company and the Trustee now wish to amend the sections of the Trust Agreement described below to reflect changes in the organizational structure and names of both the Company and the Trustee.

NOW, THEREFORE, the Company and the Trustee agree that:

1. The title page to the Trust Agreement shall be amended and restated in its entirety as follows:

INDEMNIFICATION TRUST AGREEMENT

by and among

J. C. PENNEY COMPANY, INC.,

J. C. PENNEY CORPORATION, INC.

and

JPMORGAN CHASE BANK

2. The first paragraph page 1 of the Trust Agreement shall be amended and restated in its entirety as follows:

INDEMNIFICATION TRUST AGREEMENT (“Trust Agreement”) dated as of July 30, 1986, as amended March 30, 1987, and amended effective January 27, 2002, by and among J. C. Penney Company, Inc., a Delaware corporation, J. C. Penney Corporation, Inc., a Delaware company and wholly-owned subsidiary of J. C. Penney Company, Inc. (formerly known as J. C. Penney Company, Inc.) (herein collectively called the “Company”), and JPMorgan Chase Bank, a bank organized and existing under the laws of the State of New York (formerly known as Chemical Bank), as trustee (“Trustee”), for the benefit of the Indemnitees (as hereinafter defined), which Indemnitees shall be the beneficiaries of the trust created hereby (“Trust”).

3. Section 6(a) of the Trust Agreement shall be amended and restated in its entirety as follows:

(a)	For purposes of this Trust Agreement, “Change in Control” means a change in control of J. C. Penney Company, Inc. of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (“Act”), whether or not J. C. Penney Company, Inc. is then subject to such reporting requirement; provided, however, that without limitation, such a Change in Control shall be deemed to have occurred (irrespective of the applicability of the initial clause of this definition) if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Act, but excluding any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any entity organized, appointed, established or holding securities of the Company with voting power for or pursuant to the terms of any such plan) is or becomes the “beneficial owner” (as defined in Rule 13d03 under the Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors of J. C. Penney Company, Inc. in office immediately prior to such person attaining such interest; (ii) J. C. Penney Company, Inc. is party to a merger, consolidation, sale of assets or other reorganization, or proxy contest, as a consequence of which members of the Board of Directors of J. C. Penney Company, Inc. in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors of J. C. Penney Company, Inc. thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of J. C. Penney Company, Inc. (including for this purpose any new director whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors of J. C. Penney Company, Inc.

4. The addresses of the Company and the Trustee in Section 9(i) of the Trust Agreement shall be amended and restated in their entirety by the following:

if to J. C. Penney Company, Inc., to:

J. C. Penney Company, Inc.

6501 Legacy Drive, MS 005

Plano, Texas 75024-3698

Attn: General Counsel

if to J. C. Penney Corporation, Inc., to:

J. C. Penney Corporation, Inc.

6501 Legacy Drive, MS 005

Plano, Texas 75024-3698

Attention: General Counsel

if to the Trustee, to:

JPMorgan Chase Bank

1211 Avenue of the Americas - 34th Floor

New York, NY 10036

Attn: Trust Administration Department

5. The addresses for written advice of each payment on Exhibit A to the Trust Agreement shall be amended and restated in their entirety by the following:

J. C. Penney Company, Inc.

6501 Legacy Drive, MS 005

Plano, Texas 75024-3698

Attention: Chief Financial Officer

    and

J. C. Penney Corporation, Inc.

6501 Legacy Drive, MS 005

Plano, Texas 75024-3698

Attention: Treasurer

This Second Amendment shall be governed by, and construed in accordance with the, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date(s) set forth below.

J. C. PENNEY COMPANY, INC.

ATTEST		By	/s/ C. R. Lotter
		Name	Charles R. Lotter
		Title	Executive Vice President, Secretary and General Counsel
		Date	June 3, 2002
By	/s/ Jeffrey J. Vawrinek
Name	Jeffrey J. Vawrinek
Title	Assistant Secretary
Date	June 3, 2002

J. C. PENNEY CORPORATION, INC.

ATTEST		By	/s/ C. R. Lotter
		Name	Charles R. Lotter
		Title	Executive Vice President, Secretary and General Counsel
		Date	June 3, 2002

By	/s/ Jeffrey J. Vawrinek
Name	Jeffrey J. Vawrinek
Title	Vice President and Asst. Secretary
Date	June 3, 2002

JPMORGAN CHASE BANK

ATTEST		By	/s/ Jonathan R. Miller
		Name	Jonathan R. Miller
		Title	Vice President
		Date	05/17/02

By	/s/ June Ryan
Name	June Ryan
Title	Vice President
Date	May 17, 2002

APPROVAL OF THE REPRESENTATIVES

Second Amendment to

Indemnification Trust Agreement

effective January 27, 2002

We, the undersigned, being Representatives, as defined in the Indemnification Trust Agreement between J. C. Penney Company, Inc. and JPMorgan Chase Bank (as successor to Chemical Bank), dated July 30, 1986, as amended March 30, 1987, and amended effective January 27, 2002, hereby approve the Second Amendment of the Indemnification Trust Agreement effective January 27, 2002.

Dated as of the date(s) set forth below.

By	/s/ Thomas J. Engibous
Name	Thomas J. Engibous
Date	5-01-02

By	/s/ Vernon E. Jordan, Jr.
Name	Vernon E. Jordan, Jr.
Date	5-2-02

By	/s/ Jane C. Pfeiffer
Name	Jane C. Pfeiffer
Date	April 7, 2002

By	/s/ R. Gerald Turner
Name	R. Gerald Turner
Date	5/1/02

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